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                              LTC HEALTHCARE, INC.

                                  EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

CORONADO CORPORATION, a Delaware corporation
GENERATIONS MANAGEMENT SERVICES, INC., a Delaware corporation
LTC GP VI, INC., a Delaware corporation
LTC HEALTHCARE OF ILLINOIS, INC., a Delaware corporation
         LTC Healthcare of Carlinville, LLC, a Delaware limited liability company
         LTC Healthcare of Sumner, LLC, a Delaware limited liability company
         LTC Healthcare of Sumner Hills, LLC, a Delaware limited
          liability company
LTC HEALTHCARE OF IOWA, INC., a Nevada corporation
LTC HEALTHCARE OF NORTH CAROLINA, INC., a Nevada corporation
         LTC Healthcare of Fayetteville, Inc., a Nevada corporation
LTC HEALTHCARE NURSING HOMES, INC., a Nevada corporation
         LTC HEALTHCARE OF FLORIDA, INC., a Nevada corporation
                  LTC Healthcare of Crawfordville, Inc., a Nevada corporation LTC Healthcare of New Port Richey, Inc., a Nevada corporation LTC Healthcare of Venice, Inc., a Nevada corporation
         LTC HEALTHCARE OF GEORGIA, INC., a Nevada corporation
                  LTC Healthcare of Fort Valley, Inc., a Nevada corporation
                  LTC Healthcare of Jessup, Inc., a Nevada corporation
                  LTC Healthcare of Jonesboro, Inc., a Nevada corporation
                  LTC Healthcare of Roberta, Inc., a Nevada corporation
         LTC HEALTHCARE OF KANSAS, INC., a Nevada corporation
                  LTC Healthcare of Coffeyville, Inc. , a Nevada corporation LTC Healthcare of Gardner, Inc. , a Nevada corporation
                  LTC Healthcare of Olathe, Inc., a Nevada corporation
                  LTC Healthcare of Salina, Inc., a Nevada corporation
LTC HEALTHCARE OF TENNESSEE, INC., a Nevada corporation
         LTC Healthcare of Tiptonville, Inc., a Nevada corporation
LTC HEALTHCARE OF TEXAS, INC., a Nevada corporation
         LTC Healthcare of Richland Hills, Inc., a Nevada corporation
LTC HEALTHCARE OF RED HILLS, INC., a Delaware corporation
LTC HEALTHCARE OF VIRGINIA, INC., a Nevada corporation
         LTC Healthcare of Richmond, Inc., a Nevada corporation
         LTC Healthcare of Tappahannock, Inc., a Nevada corporation
LTC-NEW MEXICO, INC., a Nevada corporation
LTC-OHIO, INC., a Delaware corporation
PARK VILLA CORPORATION, a Delaware corporation